UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2025

Cassava Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6801 N Capital of Texas Highway, Building 1; Suite 300
Austin, Texas 78731
(Address of principal executive offices, including zip code)

(512) 501-2444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Class I Director

On and effective October 21, 2025, the Board of Directors (“Board”) of Cassava Sciences, Inc. (the “Company”) expanded the size of the Board to eight members and appointed Dawn Carter Bir to the newly created Board seat. Ms. Bir was appointed as a Class I director and will serve with a term expiring at the Company’s 2028 annual meeting of stockholders. Ms. Bir has not been appointed to any committees of the Board.

There are no arrangements or understandings between Ms. Bir and any other person pursuant to which she was appointed to the Board. Ms. Bir does not have direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S‐K.

Upon appointment, Ms. Bir was eligible for compensation under the Company's Non-employee Director Compensation Program, as in effect following the amendment described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2025, and also will be eligible to participate in future compensation to independent directors of the Company, as awarded from time to time. Ms. Bir also executed the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2022.

7.01: Regulation FD Disclosure

A copy of the Company’s press release announcing the appointment of Ms. Bir as a member of the Company’s Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

9.01: Financial Statements and Exhibits

The following exhibits are being furnished as part of this report.
Exhibit No.	Description

99.1	Press Release issued by Cassava Sciences, Inc. on October 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASSAVA SCIENCES, INC.
a Delaware corporation

Date: October 22, 2025
	By:	/s/ ERIC J. SCHOEN
Eric J. Schoen
Chief Financial Officer